SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [ ]    Preliminary Proxy Statement
      [ ]    Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
      [X]    Definitive Proxy Statement
      [ ]    Definitive Additional Materials
      [ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                       Universal Insurance Holdings, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]    No fee required.

      [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11:

             1) Title of each class of securities to which transaction applies:

             2) Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:

             5) Total fee paid:

      [ ]    Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:

             2) Form, Schedule or Registration Statement Number:

             3) Filing Party:

             4) Date Filed:

                                 April 20, 2007


Dear Shareholder:

     On behalf of the Board of Directors, I invite you to attend the 2007 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc. ("Company"). The Annual Meeting will be held at 9:00 a.m., Eastern Standard Time, on Friday, May 18, 2007 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

     The shareholders will be asked (i) to elect six directors, each to hold office until the 2008 annual meeting or until their successors have been elected and qualified; (ii) to approve an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 55,000,000 shares; (iii) to approve the formulas used to calculate performance bonuses in each of the amended employment agreements of the Chief Executive Officer and Chief Operating Officer of the Company; and (iv) to ratify the appointment of Blackman Kallick Bartelstein LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2007. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

     Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on May 18, 2007.


                                   Sincerely,


                                   /s/ Bradley I. Meier
                                   -----------------------------------
                                   Bradley I. Meier, President



   1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309,
                                 (954) 958-1200

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309

                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 2007

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), will be held at 9:00 a.m., Eastern Standard Time, on Friday, May 18, 2007, at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, for the following purposes:

     1. To elect six directors, each to hold office until the 2008 annual meeting or until their successors have been elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 55,000,000 shares;

     3. To approve the formulas used to calculate performance bonuses in each of the amended employment agreements of the Chief Executive Officer and the Chief Operating Officer of the Company;

     4. To ratify the appointment of Blackman Kallick Bartelstein LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2007; and

     5. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 16, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the ten-day period prior to the Annual Meeting, at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

     It is important that your shares be represented at the Annual Meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

     In the event that there are not sufficient votes to approve any one of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Norman M. Meier
                                       ----------------------------------------
                                       Norman M. Meier, Secretary

Fort Lauderdale, Florida
April 20, 2007

     WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting"), to be held at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on Friday, May 18, 2007 at 9:00 a.m., Eastern Standard Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     A copy of the Annual Report of the Company for its fiscal year ended December 31, 2006 is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card, and Annual Report are first expected to be mailed to shareholders on or about April 20, 2007.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

     The close of business on April 16, 2007 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Therefore, only shareholders of record as of the close of business on April 16, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. The securities to be voted at the Annual Meeting consist of (i) shares of Common Stock of the Company, $0.01 par value per share ("Common Stock"), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share ("Series M Preferred Stock"), with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share ("Series A Preferred Stock"), with each share entitling its record owner to one vote. The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors.

     If the accompanying proxy card is properly signed, returned to the Company in time to be voted at the Annual Meeting, and not revoked, the shares represented by such card will be voted in accordance with the instructions contained on such card. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR Proposals 1, 2, 3 and 4. If any other matters properly come before the Annual Meeting, the persons named as proxy holders will vote upon such matters as determined by a majority of the Board.

     Each shareholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

     The table below sets forth the number and classes of Company stock entitled to vote at the Annual Meeting.


                                Number of Record              Number of Shares           Amount of Votes
                                ----------------              ----------------           ---------------
                                    Holders                      Outstanding            Entitled to be Cast
                                    -------                      -----------            -------------------
Class of Voting Stock         as of the Record Date         as of the Record Date      as of the Record Date
---------------------         ---------------------         ---------------------      ---------------------
Common Stock                         45                           38,057,103                38,057,103
Series M Preferred Stock              4                             88,690                    88,690
Series A Preferred Stock              3                             44,950                    44,950


     The Company had no other class of voting securities outstanding on the Record Date.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Series M Preferred Stock entitled to vote at the Annual Meeting for those matters where a separate vote of the Series M Preferred Stock is required, and of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting for those matters where the Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, is required, is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the Annual Meeting, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. If a quorum is present, the affirmative vote of a majority of the votes actually cast at the meeting, whether in person or by proxy, is necessary to elect the nominees for directors. With respect to the amendment of the Company's Certificate of Incorporation, the vote required for approval shall be the affirmative vote of the holders of at least a majority of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting. There is no cumulative voting in the election of directors. With respect to the approval of the formulas used to calculate performance bonuses, or any other matter properly brought before the Annual Meeting or any adjournment of the Annual Meeting, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

     Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. With respect to Proposals 1 and 4, broker non-votes will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. With respect to Proposals 2 and 3, however, broker non-votes will have the same effect as votes against the proposal.

     A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Norman M. Meier, Secretary, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the proposals as described above.

     The Company will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Board has the ultimate authority for the management of the Company's business, objectives and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors the performance of the officers.

     Meetings of the Board are held regularly each quarter and as required. The Board held five meetings during 2006. During 2006, each director attended 75 percent or more of the aggregate number of Board meetings and meetings of the Board committees on which he served.

     The Company encourages its Board members to attend the Company's Annual Meeting of Shareholders.

     The following table sets forth the total compensation paid to non-employee directors during the fiscal year ended December 31, 2006.

----------------------------------------------------------------------
                        DIRECTOR COMPENSATION
----------------------------------------------------------------------
                        Fees
                      Earned or
                       Paid In         Stock
     Name               Cash           Awards           Total
----------------------------------------------------------------------
----------------------------------------------------------------------
Joel Wilentz          $45,000         $38,000          $83,000
----------------------------------------------------------------------
Norman Meier          $45,000         $38,000          $83,000
----------------------------------------------------------------------
Reed Slogoff          $45,000         $38,000          $83,000
----------------------------------------------------------------------

     For 2007,  non-employee  directors  will  receive  annual  compensation  of
$80,000, paid quarterly, for serving on the Board and the reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board and serve at the discretion of the Board. The Company has entered into indemnification agreements with its executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

     The Board has nominated Bradley I. Meier, Norman M. Meier, Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz for reelection to the Board to serve as directors until the 2008 annual meeting or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

     The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect directors to fill the seats currently held by Bradley I. Meier and Norman M. Meier, both of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares cast at the Annual Meeting. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock, voting together as one class, are entitled to elect directors to fill the seats currently held by Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, all of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Common Stock shares, Series M Preferred Stock shares and Series A Preferred Stock shares, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2008 annual meeting or until their successors are duly elected and qualified.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE NOMINEES DESCRIBED ABOVE BE ELECTED AS DIRECTORS TO SERVE UNTIL THE 2008 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                             INFORMATION CONCERNING
                  THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The current directors and executive officers of the Company are as follows:

       Name                   Age       Position                                    First Year as
       ----                   ---       --------                                    -------------
                                                                                       Director
                                                                                       --------
                                                                                    (Term Expires)


Bradley I. Meier              39        President, Chief Executive Officer              1990
(Director Nominee)                      and Director                                   (2007)

Norman M. Meier               68        Director, Secretary                             1992
(Director Nominee)                                                                     (2007)

Ozzie A. Schindler            38        Director                                        2007
(Director Nominee)                                                                     (2007)

Reed J. Slogoff               38        Director                                        1997
(Director Nominee)                                                                     (2007)

Joel M. Wilentz, M.D.         73        Director                                        1997
(Director Nominee)                                                                     (2007)

Sean P. Downes                37        Chief Operating Officer, Senior                 2005
(Director Nominee)                      Vice President and Director                    (2007)

James M. Lynch                52        Executive Vice President and
                                        Chief Financial Officer


BIOGRAPHICAL INFORMATION

     Biographical information regarding the directors and executive officers of the Company is as follows:

     Bradley I. Meier has been President, Chief Executive Officer and a Director of the Company since its inception in November 1990. He has served as President of Universal Property and Casualty Insurance Company ("UPCIC"), a wholly owned subsidiary of the Company, since its formation in April 1997. In 1990, Mr. Meier graduated from the Wharton School of Business with a B.S. in Economics.

         Norman M. Meier has been a Director of the Company since July 1992. From December 1986 until November 1999, Mr. Meier was President, Chief Executive Officer and a Director of Columbia Laboratories, Inc., a publicly traded corporation in the pharmaceuticals business. From 1971 to 1977, Mr. Meier was Vice President of Sales and Marketing for Key Pharmaceuticals. From 1977 until 1986, Mr. Meier served as a consultant to Key Pharmaceuticals.

     Ozzie A. Schindler has been a Director of the Company since January 2007. Mr. Schindler is a partner with the law firm of Greenberg Traurig and specializes in international tax, trusts and succession and planning. He has an LL.M. in Taxation from New York University School of Law and graduated with honors from the University of Florida School of Law. Mr. Schindler also graduated with high honors from the University of Florida Fisher School of Accounting. He is admitted to both the Florida and New York bars.

     Reed J. Slogoff has been a Director of the Company since March 1997. Mr. Slogoff is currently a principal with Pearl Properties Commercial Management, LLC, a commercial real estate investment and management firm based in
Philadelphia,   Pennsylvania.   Mr.   Slogoff   was   formerly   with   Entercom
Communications Corp., a publicly traded radio broadcasting company and was previously a member of the corporate and real estate group of the law firm of Dilworth, Paxson, LLP. Mr. Slogoff received a B.A. with Honors from the University of Pennsylvania in 1990, and a J.D. from the University of Miami School of Law in 1993.

     Joel M. Wilentz, M.D. has been a Director of the Company since March 1997. Dr. Wilentz is one of the founding members of Dermatology Associates in Florida, founded in 1970. He is a member of the boards of the Neurological Injury Compensation Association for Florida, the Broward County Florida Medical Association, and the American Arm of the Israeli Emergency Medical Service for the southeastern United States, of which he is also President. Dr. Wilentz is a past member of the Board of Overseers of the Nova Southeastern University School of Pharmacy.

     Sean P. Downes has been Senior Vice President, Chief Operating Officer and a Director of the Company since January 2005. He also has been Chief Operating Officer and a Director of UPCIC since July 2003. Mr. Downes was Chief Operating Officer of Universal Adjusting Corporation from July 1999 to July 2003. During that time, Mr. Downes created the Company's claims operation. Before joining the Company in July 1999, Mr. Downes was Vice President of Downes and Associates, a multi-line insurance adjustment corporation.

     James M. Lynch has been Executive Vice President and Chief Financial Officer of the Company since August 1998. Before joining the Company in August 1998, Mr. Lynch was Chief Financial Officer of Florida Administrators, Inc., an organization specializing in property and casualty insurance. Prior to working at Florida Administrators, Inc., Mr. Lynch held the position of Senior Vice President of Finance and Comptroller of Trust Group, Inc., which also specialized in property and casualty insurance. Before his position at Trust Group, Mr. Lynch was a Manager with the accounting and auditing firm of Coopers & Lybrand, which later became PricewaterhouseCoopers LLC.

     Norman M. Meier and Bradley I. Meier are father and son, respectively. There are no other family relationships among the Company's executive officers and directors.

     All directors hold office until the next annual meeting of shareholders or the election and qualification of their successors. Currently, the Company does not have a procedure by which shareholders may recommend nominees to the Company's Board of Directors. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

COMMITTEES AND CORPORATE GOVERNANCE

     AUDIT COMMITTEE

     The Company has a separately designated Audit Committee, whose members are Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, each of whom was determined by the Board to be independent under the applicable rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"). The Company's Board of Directors has determined that Ozzie A. Schindler is an "audit committee financial expert" as defined by
Item 407(d)(5) of Regulation S-K promulgated by the SEC.

     The Audit Committee recommends the firm to be appointed as the independent registered public accounting firm of the Company to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent registered public accounting firm, review with management and the independent registered public accounting firm the Company's year-end operating results and consider the adequacy of the internal accounting procedures.

     The Audit Committee met separately once during 2006, and the full Board, including the members of the Audit Committee, met several times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives.

     The Audit Committee operates under a written charter that was adopted by the Board of Directors on January 9, 2007. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Audit Committee Charter will be reviewed annually for changes, as appropriate.

     AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2006, which include the balance sheet of the Company as of December 31, 2006, and the related statements of operations, changes in shareholders' equity and cash flows for the years in the period ended December 31, 2006 and 2005 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended ("Exchange Act"), except to the extent that the Company specifically incorporates it by reference in such filing.

     COMPOSITION

         The Audit Committee of the Board of Directors is composed of the three directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under the applicable rules of the SEC and the NASD.

     REVIEW WITH MANAGEMENT

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

     REVIEW AND DISCUSSIONS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has discussed with Blackman Kallick Bartelstein LLP, the Company's independent registered public accounting firm for 2006, the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has received written disclosures and the letter from Blackman Kallick Bartelstein LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Blackman Kallick Bartelstein LLP its independence from the Company.

     CONCLUSION

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.


                                         SUBMITTED BY THE AUDIT COMMITTEE OF
                                         THE BOARD OF DIRECTORS

                                         Ozzie A. Schindler
                                         Reed J. Slogoff
                                         Joel M. Wilentz


     COMPENSATION COMMITTEE

     The Compensation Committee consists of Reed J. Slogoff and Joel M. Wilentz, each of whom was determined by the Board to be independent under the applicable rules of the SEC and the NASD. Among its duties, the Compensation Committee assists the Board in discharging its responsibilities relating to corporate goals and objectives relevant to the compensation of the Company's executive officers, evaluating the performance of executive officers in light of those goals and objectives and determining compensation based on such evaluation. The Compensation Committee operates under a written charter that was adopted by the Board on March 13, 2007. The Compensation Committee Charter will be reviewed annually for changes, as appropriate.

     DIRECTOR NOMINATIONS

     A director can be nominated by a member of the Board. The Company has not established a Nominating Committee. Given the size of the Company, the Board believes that this is appropriate.

     CODE OF BUSINESS CONDUCT AND ETHICS

     The Company adopted a Code of Business Conduct and Ethics on January 9, 2007 that is applicable to all directors, officers and employees of the Company. The code is publicly available at the Company's headquarters in Fort Lauderdale, Florida. Upon completion of the build-out of the Company's website, the code will be posted there. A copy of the Company's Code of Business Conduct and Ethics may be obtained free of charge by written request to James M. Lynch, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

     SHAREHOLDER COMMUNICATIONS

     The Company has not established a set process for shareholders to send communications to the Board. Given the size of the Company, the Board believes that this is appropriate.


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Downes and Associates, a multi-line insurance adjustment corporation based in Deerfield Beach, Florida, performs certain claims, adjusting work for UPCIC. Downes and Associates is owned by Dennis Downes, who is the father of Sean P. Downes, COO and Senior Vice President of the Company. During 2006 and 2005, the Company expensed claims, adjusting fees of $829,208 and $1,075,188, respectively, to Downes and Associates.

     In September 2006, the Company acquired Sterling Premium Finance Company, Inc. ("Sterling") for the purchase price of $50,000 from the Company's Chief Executive Officer and Chief Financial Officer, who owned Sterling. The purchase price was equal to Sterling's book value at the time of acquisition.

     Transactions between the Company and its affiliates are on terms no less favorable to the Company than can be obtained from third parties on an arm's length basis. Transactions between the Company and any of its executive officers or directors require the approval of a majority of disinterested directors.



                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to or earned by the Company's President and Chief Executive Officer and the Company's two other most highly compensated executive officers (collectively, the "Named Executive Officers") during each of the Company's last two fiscal years.


---------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Non-Equity
            Name and                                                             Stock        Incentive Plan
       Principal Position          Year         Salary             Bonus         Awards         Compensation           Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Bradley I Meier,
President & CEO                    2006         $830,324 $         -           $    -            $1,075,310 (1)      $1,905,634
---------------------------------------------------------------------------------------------------------------------------------
                                   2005         $527,365 $         -             $21,500           $191,556            $740,421
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
James M. Lynch,
EVP & CFO                          2006         $251,250         $90,000         $42,582                               $383,832
---------------------------------------------------------------------------------------------------------------------------------
                                   2005         $279,525          $3,846          $3,000                               $286,371
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Sean P. Downes,
SVP & COO                          2006         $537,678 $         -            $418,462           $843,982 (2)      $1,800,122
---------------------------------------------------------------------------------------------------------------------------------
                                   2005         $366,923 $         -             $35,000           $181,167            $583,090
---------------------------------------------------------------------------------------------------------------------------------

(1) As of March 30, 2007, $591,811 of which had not been paid and is subject to shareholder approval under Proposal 3.

(2) As of March 30, 2007, $443,859 of which had not yet been paid and is subject to shareholder approval under Proposal 3.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with two of its executive officers, Bradley I. Meier and Sean P. Downes.

     The Company's employment agreement with Mr. Meier is dated as of August 11, 1999. The Company and Mr. Meier have amended the employment agreement, with the most recent amendment dated March 21, 2007 (the employment agreement and the amendments are collectively referred to as the "Meier Agreement"). Under the terms of the Meier Agreement, Mr. Meier will serve as the Company's President and Chief Executive Officer. Mr. Meier received a base salary of $830,324 in 2006, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Meier Agreement, Mr. Meier is entitled to an annual bonus equal to three percent (3%) of the pre-tax income of the Company up to $5 million, and four percent (4%) of the pre-tax income of the Company in excess of $5 million; provided, however, that any such bonus is contingent upon the Company's shareholders approving such bonus formula, which is the subject of Proposal 3 at the Annual Meeting. Should the Company's shareholders fail to approve the formula, Mr. Meier forfeits his right to the bonus. Mr. Meier is also eligible for other benefits customarily provided by the Company to its executive employees, and the Meier Agreement contains noncompete and nondisclosure provisions. In addition, in the event of a Change in Control of the Company (as defined in the Meier Agreement), the Company shall pay Mr. Meier an amount equal to 48 months base salary, plus two times any bonus paid for the preceding fiscal year. Further, in the event of a Change in Control, all options held by Mr. Meier vest and become immediately exercisable. Also, in the event that the Company terminates the Meier Agreement, the Company shall pay Mr. Meier 48 months total compensation. The Meier Agreement expires on December 31, 2008; however, the agreement is automatically extended each year thereafter unless the Company or Mr. Meier provides written notice that the agreement is being terminated 60 days in advance of the anniversary date of the Meier Agreement.

     The Company's employment agreement with Mr. Downes is dated as of January 1, 2005 and provides that Mr. Downes will serve as Chief Operating Officer and Senior Vice President of the Company. The Company and Mr. Downes have amended the employment agreement, with the most recent amendment dated March 21, 2007 (the employment agreement and the amendments are collectively referred to as the "Downes Agreement"). Mr. Downes received a base salary of $537,678 in 2006, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Downes Agreement, Mr. Downes is entitled to an annual bonus equal to three percent (3%) of the pre-tax profits of the Company; provided, however, that any such bonus is contingent upon the Company's shareholders approving such bonus formula, which is the subject of Proposal 3 at the Annual Meeting. Should the Company's shareholders fail to approve the formula, Mr. Downes forfeits his right to the bonus. Under the Downes Agreement, the Company may grant Mr. Downes options or warrants to purchase the Company's Common Stock. Mr. Downes is also eligible for other benefits customarily provided by the Company to its executive employees and the Downes Agreement contains noncompete and nondisclosure provisions. In addition, in the event of a Change in Control of the Company (as defined in the Downes Agreement), the Company shall pay Mr. Downes an amount equal to 12 months base salary, plus the annual bonus paid for the preceding fiscal year. Further, in the event of a Change in Control, all options held by Mr. Downes vest and become immediately exercisable. The Downes Agreement expires on December 31, 2008 unless extended in writing by the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table sets forth information regarding outstanding equity awards held by each Named Executive Officer at fiscal year ended December 31, 2006.

-----------------------------------------------------------------------------
                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

-----------------------------------------------------------------------------
                         OPTIONS AWARDS
-----------------------------------------------------------------------------
     Name       Number of Securities        Option           Option
                     Underlying            Exercise      Expiration Date
                 Unexercised Options        Price
                     Exercisable
-----------------------------------------------------------------------------
Bradley Meier         1,500,000               $1.06         01/15/2010  (1)
-----------------------------------------------------------------------------
Bradley Meier           250,000               $1.06         01/15/2010  (1)
-----------------------------------------------------------------------------
Bradley Meier           250,000               $1.63         05/07/2008
-----------------------------------------------------------------------------
Bradley Meier           150,000               $1.10         01/26/2010
-----------------------------------------------------------------------------
Bradley Meier            20,000               $0.70         12/12/2010
-----------------------------------------------------------------------------
Bradley Meier           325,000               $0.70         12/12/2010
-----------------------------------------------------------------------------
Bradley Meier           150,000               $0.60         12/21/2011
-----------------------------------------------------------------------------
Bradley Meier         1,000,000               $0.06         03/04/2014
-----------------------------------------------------------------------------
James Lynch              50,000               $1.87         08/03/2008
-----------------------------------------------------------------------------
James Lynch              25,000               $1.10         01/26/2010
-----------------------------------------------------------------------------
James Lynch              15,000               $0.70         12/12/2010
-----------------------------------------------------------------------------
James Lynch             100,000               $0.50         12/21/2011
-----------------------------------------------------------------------------
Sean Downes              15,000               $1.10         01/26/2010
-----------------------------------------------------------------------------
Sean Downes             100,000               $0.50         12/21/2011
-----------------------------------------------------------------------------

(1) Expires on earlier of January 15, 2010 or a Change in Control of the Company, as defined in the Option Agreement.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The close of business on April 16, 2007 has been fixed by the Board as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting The number of shares of voting stock held as of April 16, 2007 by each holder of more than 5% of the outstanding voting stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 11 of this Proxy Statement and all directors and executive officers of the Company as a group is set forth below.

SERIES M PREFERRED STOCK OWNED BY MANAGEMENT

     As of April 16, 2007, directors and Named Executive Officers, individually and as a group, beneficially owned Series M Preferred Stock as follows:

Name and Address of           Amount and Nature of
Beneficial Owner(1)           Beneficial Ownership         Percent of Class
----------------              --------------------         ----------------

Bradley I. Meier*(2)                48,890                      48.0%
Norman M. Meier*(3)                 53,000                      52.0%
Officers and directors              86,890                      98.0%
  as a group (2 persons)(4)

*    Director and Nominee

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) Consists of (i) 33,890 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer Partners, a Florida General Partnership ("Belmer"), of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Norman M. Meier and Phyllis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership.

(3) Consists of (i) 38,000 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Bradley I. Meier and Phyllis R. Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(4)  See footnotes (1) - (3) above.



SERIES A PREFERRED STOCK OWNED BY MANAGEMENT

     As of April 16, 2007, directors and Named Executive Officers, individually and as a group, beneficially owned Series A Preferred Stock as follows:

Name and Address of           Amount and Nature of
Beneficial Owner(1)           Beneficial Ownership         Percent of Class
----------------              --------------------         ----------------

Norman M. Meier*(2)                  9,975                        20%
Officers and directors               9,975                        20%
  as a group (1 person)(3)

*    Director and Nominee

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o

     Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes all shares of Series A Preferred Stock owned by Phyllis R. Meier, Mr. Meier's former spouse, as to which Mr. Meier disclaims beneficial ownership.

(3)  See footnotes (1) - (2) above.


COMMON STOCK OWNED BY MANAGEMENT

     As of April 16, 2007, directors and Named Executive Officers, individually and as a group, beneficially owned Common Stock as follows:

Name and Address of           Amount and Nature of
Beneficial Owner(1)           Beneficial Ownership(2)      Percent of Class
----------------              --------------------         ----------------

Bradley I. Meier(3)             22,497,335                      59.1%
Sean P. Downes(4)                4,226,121                      11.1%
Norman M. Meier(5)                 504,246                       1.3%
Reed J. Slogoff(6)                 290,000                        .8%
Joel M. Wilentz(7)                 290,000                        .8%
James M. Lynch(8)                  290,807                        .8%
Ozzie A. Schindler(9)               35,000                        .1%
Officers and directors as       28,800,400                      74.0%
  a group (7 people)(10)

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3) Includes (i) options to purchase an aggregate of 3,645,000 shares of Common Stock; (ii) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock; (iii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Mr. Meier is a general partner; and (iv) the following shares of Common Stock which are subject to proxies granting voting power to Mr. Meier: (A) 333,792 shares owned by Phyllis Meier, Mr. Meier's mother, (B) 504,246 shares owned by Norman Meier, Mr. Meier's father, (C) an additional 207,916 shares over which Mr. Meier has voting power, and (D) options to purchase an aggregate of 1,115,000 shares of Common Stock owned by Norman Meier, Mr. Meier's father, which are subject to a proxy granting voting power to Mr. Meier. Mr. Meier no longer holds a proxy to vote an aggregate of 666,891 shares held by Lynda Meier and Eric Meier, Mr. Meier's sister and brother, respectively.

(4)  Includes  options to  purchase  an  aggregate  of 465,000  shares of Common
     Stock.

(5) Includes (i) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock, and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Norman Meier is a general partner. Excludes (i) all securities owned by Bradley I. Meier or Phyllis Meier, Norman Meier's son and former spouse, respectively, as to which Norman Meier disclaims beneficial ownership, and (ii) all securities owned by Norman Meier for which Norman Meier has granted voting power to his son, Bradley Meier.

(6) Includes options to purchase an aggregate of 230,000 shares of Common Stock, of which 50,000 are held in a custodial account for Mr. Slogoff's minor son.

(7)  Includes  options to  purchase  an  aggregate  of 240,000  shares of Common
     Stock.

(8)  Includes  options to  purchase  an  aggregate  of 215,000  shares of Common
     Stock.

(9)  Consists of an option to purchase 35,000 shares of Common Stock.

(10) See footnotes (1) - (9) above.


SERIES M PREFERRED STOCK HELD BY OTHERS

     As of April 16, 2007, the following table sets forth information regarding the number and percentage of Series M Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series M Preferred Stock:

                                      Amount and Nature of
Name and Address(1)                   Beneficial Ownership      Percent of Class
----------------                      --------------------      ----------------

Phyllis R. Meier(2)                         16,800                  18.9%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

Belmer Partners(3)                          15,000                  16.9%
c/o Phyllis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock specified opposite her or its name.

(2) Consists of (i) 1,800 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Ms. Meier is the managing general partner. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse, respectively, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer Partners is a Florida general partnership in which Phyllis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

SERIES A PREFERRED STOCK HELD BY OTHERS

     As of April 16, 2007, the following table sets forth information regarding the number and percentage of Series A Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series A Preferred Stock:

                                      Amount and Nature of
Name and Address(1)                   Beneficial Ownership      Percent of Class
----------------                      --------------------      ----------------

Phyllis R. Meier(2)                          9,975                  20.0%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

Belmer Partners(3)                          30,000                  60.0%
c/o Phyllis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock specified opposite her or its name.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned. Excludes all shares of Series A Preferred Stock owned by Norman M. Meier, Ms. Meier's former spouse, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer Partners is a Florida general partnership in which Phyllis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

COMMON STOCK HELD BY OTHERS

     As of April 16, 2007, the following table sets forth information regarding the number and percentage of Common Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Common Stock:

                                      Amount and Nature of
Name and Address(1)                   Beneficial Ownership(2)   Percent of Class
----------------                      --------------------      ----------------

Martin Steinberg, Esq., as the              6,518,004               17.1%
receiver for Lancer Offshore Inc.(3)
c/o David E. Wells, Esq.
Hunton & Williams LLP
1111 Brickell Avenue, Suite 2500
Miami, Florida 33131

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A and Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A and Series M Preferred Stock and convertible debt that are held by such a person (but not those held by any other person) and that are exercisable within 60 days from the date hereof, have been exercised or converted.

(3) Consists of 6,518,004 shares of Common Stock as indicated on Schedule 13D dated July 10, 2003 filed with the SEC on March 5, 2004.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 2)

     The Company is currently authorized to issue 50,000,000 shares of Common Stock, par value $0.01 per share, of which, as of April 16, 2007, 38,057,103 shares were issued and outstanding. Thus, as of April 16, 2007, there were approximately 11,942,897 shares of Common Stock that were unissued. In addition, the Company is obligated to issue shares of Common Stock upon the exercise of stock options and warrants granted by the Company and upon the conversion of the Company's outstanding preferred stock.

     In these circumstances, the Board determined that it would be advisable and in the best interest of the Company to amend the Company's Certificate of Incorporation, as amended and restated ("Certificate of Incorporation"), to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include additional financing, stock dividends, stock splits, employee benefit programs, corporate business combinations and other corporate purposes. While the Company currently has no arrangements, understandings or commitments with respect to the issuance of any additional shares of Common Stock, it is considered advisable to have sufficient authorized and unissued shares available to enable the Company, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a special meeting of shareholders. Unless otherwise required by applicable law or regulation, the additional shares of Common Stock will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the Board.

     Pursuant to that determination, on March 13, 2007, the Board of Directors unanimously approved and recommended that the Company's shareholders consider and approve an amendment to Article IV of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 55,000,000 shares.

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders.

     In addition, although the issuance of additional shares of Common Stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares of Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and the proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

     At the Annual Meeting, the shareholders will be asked to consider the proposal recommended by the Board to amend Article IV of the Certificate of Incorporation. As proposed to be amended, paragraph (a) of Article IV would read as follows:

          The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 56,000,000 shares, of which:

               (i) 55,000,000 shares shall be designated as Common Stock, having a par value of $.01 per share (the "Common Stock"); and

               (ii) 1,000,000 shares shall be designated as Preferred Stock, having a par value of $.01 per share.

     If the amendment is approved by the Company's shareholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.



           APPROVAL OF FORMULAS USED TO CALCULATE PERFORMANCE BONUSES
                                  (PROPOSAL 3)

     The Company believes that linking the compensation of key employees to corporate performance increases employee motivation to improve shareholder value. Thus, the employee's reward is directly related to the Company's success. The purposes of the performance-based bonuses for key employees is to motivate the employees to improve shareholder value by linking a portion of their cash compensation to the Company's financial performance, reward key employees for improving the Company's financial performance and help attract and retain key employees.

     The Company is seeking shareholder approval of the material terms of the performance goals under which annual performance-based bonuses are to be paid to two of its key employees, Bradley I. Meier, President and Chief Executive
Officer of the Company, and Sean P. Downes, Senior Vice President and Chief Operating Officer of the Company. The material terms of the performance goals related to these bonus arrangements are set forth in an amendment to each of the respective officers' employment agreements. The following summary of these bonus arrangements is qualified in its entirety by reference to the provisions of the arrangements contained in the amendments to the employment agreements of Mr. Meier and Mr. Downes, which are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

     Under Mr. Meier's employment agreement, Mr. Meier is entitled to receive an annual performance bonus ("Meier Performance Bonus") equal to three percent (3%) of the Company's pre-tax income not in excess of five million dollars ($5,000,000), and four percent (4%) of the Company's pre-tax income over five million dollars ($5,000,000), as determined in accordance with the Company's financial statements. The bonus is computed as at December 31 for each fiscal year and must be paid by December 31 of the year following the year in which it is earned. The Board unanimously approved the formula used to calculate the Meier Performance Bonus, and the Compensation Committee of the Board unanimously confirmed its approval of the Meier Performance Bonus for the 2006 fiscal year as recently as March 14, 2007. The Benefits Table below sets forth the amount of the Meier Performance Bonus determined for the most recent completed fiscal year of the Company, of which $483,498 has been paid and is not subject to shareholder approval and of which $591,811 has not been paid and is contingent on the Company obtaining shareholder approval of the performance goal applicable under Mr. Meier's employment agreement. Similarly, the Meier Performance Bonus for fiscal years after 2006 is contingent on shareholder approval and will not be payable if shareholder approval is not obtained. Accordingly, the Company hereby seeks approval of the use of the Company's pre-tax income as the performance goal applicable to the remainder of the Meier Performance Bonus payable for 2006, as well as the Meier Performance Bonus for fiscal years thereafter.

     Under Mr. Downes' employment agreement, Mr. Downes is entitled to receive an annual performance bonus ("Downes Performance Bonus") equal to three percent (3%) of the pre-tax profits of the Company, as determined in accordance with the Company's financial statements. The bonus is computed as at December 31 for each fiscal year and must be paid by December 31 of the year following the year in which it is earned. The Board unanimously approved the formula used to calculate the Downes Performance Bonus, and the Compensation Committee of the Board unanimously confirmed its approval of the Downes Performance Bonus for the 2006 fiscal year as recently as March 14, 2007. The Benefits Table below sets forth the amount of the Downes Performance Bonus determined for the most recent completed fiscal year of the Company, of which $400,123 has been paid and is not subject to shareholder approval and of which $443,859 has not been paid and is contingent on the Company obtaining shareholder approval of the performance goal applicable under Mr. Downes' employment agreement. Similarly, the Downes Performance Bonus for fiscal years after 2006 is contingent on shareholder approval and will not be payable if shareholder approval is not obtained.
Accordingly, the Company hereby seeks approval of the use of the Company's pre-tax profits as the performance goal applicable to the remainder of the Downes Performance Bonus payable for 2006, as well as the Downes Performance Bonus for fiscal years thereafter.

     Upon completion of each fiscal year, the Compensation Committee of the Board will certify in writing prior to payment of the Meier and Downes Performance Bonuses that the applicable performance objective has been attained and the bonus is payable. With respect to Compensation Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

     The Company and Mr. Meier or Mr. Downes, as the case may be, may agree to amend or terminate the bonus arrangement at any time by entering into a written amendment or modification of the applicable employment agreement.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the federal income tax deductibility of compensation paid to Mr. Meier and Mr. Downes may be limited to the extent that it exceeds $1.0 million in any one year. The Company can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m). For the Meier and Downes Performance Bonuses to qualify as "performance-based compensation," the performance-based formulas used to determine them must be approved by the Company's shareholders. The Meier and Downes Performance Bonuses are intended to permit the Company to pay incentive compensation which qualifies as "performance-based compensation," thereby permitting the Company to receive a federal income tax deduction for the payment of this incentive compensation.

     The following table sets forth the total amounts that would be payable with respect to the Meier and Downes Performance Bonuses for fiscal year 2006, in the event shareholder approval of the applicable performance goals is obtained:

                                  NEW BENEFITS

NAME AND PRINCIPAL POSITION                                     DOLLAR VALUE ($)

Bradley I. Meier
President and Chief Executive Officer                           $1,075,310   (1)

Sean P. Downes
Senior Vice President and Chief Operating Officer                 $843,982   (2)

James M. Lynch
Executive Vice President and Chief Financial Officer                    $0

All executive officers as a group                               $1,919,291

All non-executive directors as a group                                  $0

All non-executive officer employees as a group                          $0

---------------
(1)  $483,498 of which has already been paid.

(2)  $400,123 of which has already been paid.


     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE MEIER PERFORMANCE BONUS AND THE DOWNES PERFORMANCE BONUS.


          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (PROPOSAL 4)

     The Audit Committee recommended and the Board approved the appointment of the accounting firm Blackman Kallick Bartelstein LLP as the Company's independent registered public accounting firm for the fiscal year 2007, subject to shareholder ratification. Blackman Kallick Bartelstein LLP audited the Company's financial statements for the fiscal years ended December 31, 2004, 2005 and 2006.

AUDIT FEES

     Audit fees for the fiscal years ended December 31, 2006 and December 31, 2005 were $260,000 and $176,000, respectively.

AUDIT RELATED FEES

     Audit related fees for the fiscal years ended December 31, 2006 and December 31, 2005 were $0.

TAX FEES

     Tax fees for the fiscal years ended December 31, 2006 and December 31, 2005 were $33,500 and $31,500, respectively.

ALL OTHER FEES

     All other fees for products and services provided by the Company's principal accountant for the fiscal years ended December 31, 2006 and December 31, 2005 were $0.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

     All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Blackman Kallick Bartelstein LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Board has appointed Blackman Kallick Bartelstein LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007. Representatives of Blackman Kallick Bartelstein LLP will be available at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BLACKMAN KALLICK BARTELSTEIN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

                                OTHER INFORMATION

     On January 11, 2007, the Company applied for listing of its Common Stock on the American Stock Exchange LLC ("AMEX"). AMEX is currently reviewing the Company's listing application, and although no assurances can be given, the Company believes it will be able to meet the listing requirements. The Company meets the definition of "controlled company" set forth in Section 801(a) of the AMEX Company Guide in that greater than fifty percent (50%) of the voting power of the Company's Common Stock is held by Bradley I. Meier.

                                  ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE DIRECTED TO JAMES M. LYNCH, UNIVERSAL INSURANCE

HOLDINGS, INC., 1110 WEST COMMERCIAL BOULEVARD, SUITE 100, FORT LAUDERDALE, FLORIDA 33309.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Mr. Downes failed to file a Form 4 in connection with an acquisition of the Company's Common Stock in fiscal year 2006, but subsequently filed a Form 5 on February 1, 2007 reflecting this transaction. Except for Mr. Downes' transaction, and based solely on review of the copies of such forms provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2006, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 2008 annual meeting of shareholders must be received by the Company no later than December 10, 2007 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders wishing to submit a proposal at the 2008 annual meeting of shareholders that do not intend to include the proposal in the Company's proxy statement for that meeting must provide appropriate notice to the Company by February 11, 2008.

                                  OTHER MATTERS

     The Company knows of no business that will be presented for action at the Annual Meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Norman M. Meier
                                             -----------------------------------
                                             Norman M. Meier, Secretary


Dated:  April 20, 2007

                                   APPENDIX A

                       UNIVERSAL INSURANCE HOLDINGS, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------

                          ADOPTED AS OF JANUARY 9, 2007

I.     PURPOSE

The purpose of the Audit Committee (the "COMMITTEE") is to represent and assist the Board of Directors (the "Board") in its general oversight of the accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and finance, auditing, accounting, legal, financial reporting and regulatory compliance of Universal Insurance Holdings, Inc. (the "COMPANY"). Company management is responsible for (a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. While certain duties and responsibilities of the Committee are more specifically set forth below, the general function of the Committee is oversight.

II.    MEMBERSHIP AND STRUCTURE

The Committee shall consist of at least three directors determined by the Board. If the Company's securities are quoted on the American Stock Exchange (or any other national securities association or exchange), Committee members shall meet the independence and financial literacy requirements of such exchange or association and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and, if required by applicable law, the designation of any Committee members as "audit committee financial experts," shall be made by the full Board. The Board may from time to time remove members of the Committee and fill any vacancies on the Committee by a majority vote of the Company's directors serving on the Board.

III.   MEETINGS, REPORTS, SUBCOMMITTEES, RESOURCES AND EVALUATIONS

(a) MEETINGS AND REPORTS. The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. The meetings may be in person or by telephone. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The

Committee shall also make regular reports to the Board. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee may periodically consult with the independent auditor out of the presence of management regarding internal controls and the fullness and accuracy of the Company's financial statements. The Committee may request any officer or employee of the Company or the Company's outside counsel or the independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

In order to encourage and facilitate open communication, the Committee may meet with management, the internal auditing group and the independent auditor in one or more separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee may meet with the independent auditor and management quarterly to review the financial statements of the Company.

(b)   SUBCOMMITTEES.   The  Committee   may  form  and  delegate   authority  to
subcommittees, or to one or more members of the Committee, when appropriate.

(c) RESOURCES. The Committee is at all times authorized to have direct, independent and confidential access to the Company's other directors, management and personnel to carry out the Committee's purposes. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company.

(d) EVALUATIONS. The Committee shall evaluate the adequacy of its own performance and this Charter on an annual basis and shall report to the Board annually the results of an annual review by the Committee of its own performance and shall recommend any proposed changes to the Board for approval.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, at its discretion, has the authority to initiate special investigations and to hire special legal, accounting or other outside advisors or experts to assist the Committee as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Certificate of Incorporation and governing law, as the Committee or the Board deems necessary or appropriate. When appropriate, the Committee may designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

The Committee, to the extent it deems necessary or appropriate, shall:

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

o Be directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor of the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

o If deemed necessary or advisable by the Committee, obtain and review annually a report by the independent auditor describing (a) the firm's internal quality control procedures; (b) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues;
     (d) any relationships or services that may affect the objectivity and independence of the independent auditor; and (e) all relationships between the independent auditor and the Company, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

o Establish policies for the hiring of employees and former employees of the independent auditor.

o Review and discuss the written statement from the independent auditor concerning all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assess the independence of the auditor.

o Review and discuss with the independent auditor (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor's procedures with respect to interim periods.

o Review with the independent auditor its judgments as to the quality of the Company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

o Meet and discuss with the independent auditor (a) the issues on which it was consulted by the Company's audit team; (b) any matters of audit quality and consistency, and (c) any audit problems or difficulties and management's responses to such problems or difficulties.

o Review the use of auditors other than the independent auditor in cases such as management's request for second opinions.

Financial Statement and Disclosure Matters
------------------------------------------

o Review and discuss with management and the independent auditor quarterly earnings press releases, if applicable, including the interim financial information included therein and the use of "pro forma" or "adjusted" non-GAAP information, review the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommend to the Board that the audited financial statements be included in the annual report for the year.

o Discuss with management financial information and earnings guidance provided to analysts and rating agencies, if applicable. Such discussion may be general and address the types of information to be disclosed and the types of presentations to be made.

o Review and discuss reports from the independent auditor on (a) all critical accounting policies and practices used by the Company; (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

o Discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal control over financial reporting and any special steps adopted or which need to be adopted in light of any material weaknesses.

o Review and discuss with management and the independent auditor any subjects that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditor, such as the effect of regulatory and accounting initiatives as well as off-balance sheet structures.

o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o    To  the  extent   applicable,   review  and  retain   prior   approval  for
     related-party transactions as may be required by such national securities association or exchange on which the Company's securities are listed.

o The independent auditor shall contact the Chairman of the Committee directly (a) to review items of a sensitive nature that can affect the accuracy of financial reporting; or (b) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Committee.

Oversight of the Company's Internal Audit Function
--------------------------------------------------

o Review and discuss with management, the independent auditor, and the internal audit group (or other person, persons or outside firm responsible for the Company's internal audit function) (a) the adequacy and effectiveness of the Company's internal controls (including any material weaknesses and significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosure controls and procedures, and management reports thereon.

o Review annually with the internal audit group (or other person, persons or outside firm responsible for the Company's internal audit function) the scope of the internal audit program, and review annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

o Discuss with the independent auditor and management the internal audit group responsibilities, budget and staffing and any recommended change in the planned scope of the internal audit.

o Review significant reports to management prepared by the internal audit group and management's responses. In addition, at the request of the Committee, the internal audit group (or other person, persons or outside firm responsible for the Company's internal audit function) shall report directly to the Committee as to its activities and any other matter requested of it by the Committee.

Compliance Oversight Responsibilities
-------------------------------------

o Review matters related to the corporate compliance activities of the Company.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

o To the extent applicable, review and publish the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Pre-Approval Policies
---------------------

To the extent required by applicable law, the Committee shall pre-approve all auditing services and permitted non-audit services, including tax services, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Committee prior to the completion of the audit.

                                   APPENDIX B

                                  AMENDMENT TO
                    EMPLOYMENT AGREEMENT OF BRADLEY I. MEIER


     THIS AMENDMENT is made and entered into this 21st day of March, 2007, by and between Universal Insurance Holdings, Inc. ("Company") and Bradley I. Meier ("Executive").

     WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of August 11, 1999, and the following Addendum thereto: (i) Addendum No. 3 dated May 4, 2001, (ii) Addendum No. 4 dated January 28, 2002,
(iii) Addendum No. 5 dated June 27, 2002, and (iv) Addendum No. 6 effective as of December 31, 2003 (collectively, the "Agreement").

     WHEREAS, capitalized terms not defined herein shall have the meanings set forth in the Agreement.

     WHEREAS, the Company and Executive desire to modify certain provisions of the Agreement.

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby and upon receipt of other valuable consideration, the receipt of which is hereby acknowledged, do hereby agree as follows:

     1. Section 6(b) of the Agreement is hereby amended to read in its entirety as follows:

     "ANNUAL BONUS
      ------------

     Employee shall receive an annual bonus of three (3%) percent of the Company's pre-tax income up to five million dollars ($5,000,000), and four (4%) percent of the Company's pre-tax income over five million dollars ($5,000,000), which shall be computed as at December 31 for each fiscal year commencing with the fiscal year ending December 31, 1999; PROVIDED, HOWEVER, that in no event shall any bonus due and owing under this Section 6(b) be paid to Executive later than December 31 of the year following the year in which it was earned; PROVIDED, FURTHER, that the payment of any bonus pursuant to this Section 6(b) shall be contingent upon the Company's shareholders approving the bonus formula described in this Section 6(b), and should the Company's shareholders fail to approve the bonus formula described in this
     Section 6(b), Executive shall forfeit his right to such bonus compensation under this Section 6(b)."

     2. Except as expressly amended herein, the terms and conditions of the Agreement are hereby ratified and affirmed.

     WITNESS the due execution hereof as of the date first above written.


                                             UNIVERSAL INSURANCE HOLDINGS, INC.


                                             By: /s/ James M. Lynch
                                                --------------------------------

                                             Title: Executive Vice President
                                                   -----------------------------




                                             /s/ Bradley I. Meier
                                             -----------------------------------
                                             Bradley I. Meier

                                   APPENDIX C

                                  AMENDMENT TO
                     EMPLOYMENT AGREEMENT OF SEAN P. DOWNES


     THIS AMENDMENT is made and entered into this 21st day of March, 2007, by and between Universal Insurance Holdings, Inc. ("Company") and Sean P. Downes ("Executive").

     WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of January 1, 2005, and an Addendum thereto dated May 22, 2006 (collectively, the "Agreement").

     WHEREAS, capitalized terms not defined herein shall have the meanings set forth in the Agreement.

     WHEREAS, the Company and Executive desire to modify certain provisions of the Agreement.

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby and upon receipt of other valuable consideration, the receipt of which is hereby acknowledged, do hereby agree as follows:

     1. Section 6(b) of the Agreement is hereby amended to read in its entirety as follows:

     "ANNUAL BONUS
      ------------

     Employee shall receive an annual bonus of three percent (3%) of the pre-tax profits of the Company as determined as at the year end of each year of the Term of this Agreement; PROVIDED, HOWEVER, that in no event shall any bonus due and owing under this Section 6(b) be paid to Executive later than December 31 of the year following the year in which it was earned; PROVIDED, FURTHER, that the payment of any bonus pursuant to this Section 6(b) shall be contingent upon the Company's shareholders approving the bonus formula described in this Section 6(b), and should the Company's shareholders fail to approve the bonus formula described in this Section 6(b), Executive shall forfeit his right to such bonus compensation under this Section 6(b)."

     2. Except as expressly amended herein, the terms and conditions of the Agreement are hereby ratified and affirmed.


                         [SIGNATURES ON FOLLOWING PAGE]

     WITNESS the due execution hereof as of the date first above written.


                                             UNIVERSAL INSURANCE HOLDINGS, INC.


                                             By:  /s/ Bradley I. Meier
                                                --------------------------------

                                             Title:   President
                                                   -----------------------------



                                             /s/ Sean P. Downes
                                             -----------------------------------
                                             Sean P. Downes

                                                                      APPENDIX D


             REVOCABLE PROXY FOR HOLDERS OF SERIES M PREFERRED STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS ON MAY 18, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 18, 2007 at the Westin Fort Lauderdale, Suite 100, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series M preferred stock are entitled to one vote per share.

1.   Proposal 1: Election of six directors for a term ending in 2008.  Nominees:
     Bradley I. Meier, Norman M. Meier, Sean P. Downes, Ozzie A. Schindler, Reed
     J. Slogoff and Joel M. Wilentz.

        FOR  [   ]                               WITHHELD  [   ]
        (all nominees except as marked below)

        ------------------------------------------------------------------------
        (Instruction:   To  withhold   authority  to  vote  for  any  individual
        nominee(s), write the name(s) of the nominee(s) on the line above.)

2.   Proposal 2:  Approval  of an  amendment  to the  Company's  Certificate  of
     Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 55,000,000 shares.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

3. Proposal 3: Approval of the formulas used to calculate performance bonuses in each of the amended employment agreements of the Chief Executive Officer and the Chief Operating Officer of the Company.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

4. Proposal 4: Ratification of the appointment of Blackman Kallick Bartelstein LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2007.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

5. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                              Change of Address or Comments Mark Here [ ]

                              Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date ______, 2007             ------------------------------------------
                              Signature of Shareholder


                              ------------------------------------------
                              Signature of Additional Shareholder(s)

                                                                      APPENDIX E


    REVOCABLE PROXY FOR HOLDERS OF SERIES A PREFERRED STOCK AND COMMON STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS ON MAY 18, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock and all shares of common stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 18, 2007 at the Westin Fort Lauderdale, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series A preferred stock and common stock are entitled to one vote per share.

1.   Proposal 1: Election of four directors for a term ending in 2008. Nominees:
     Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz.

        FOR  [   ]                               WITHHELD  [   ]
        (all nominees except as marked below)

        ------------------------------------------------------------------------
        (Instruction:   To  withhold   authority  to  vote  for  any  individual
        nominee(s), write the name(s) of the nominee(s) on the line above.)

2.   Proposal 2:  Approval  of an  amendment  to the  Company's  Certificate  of
     Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 55,000,000 shares.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

3. Proposal 3: Approval of the formulas used to calculate performance bonuses in each of the amended employment agreements of the Chief Executive Officer and the Chief Operating Officer of the Company.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

4. Proposal 4: Ratification of the appointment of Blackman Kallick Bartelstein LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2007.

        FOR  [   ]                 AGAINST  [   ]                  ABSTAIN [   ]

5. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

     Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                              Change of Address or Comments Mark Here [ ]

                              Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date: _______, 2007           -------------------------------------------
                              Signature of Shareholder


                              -------------------------------------------
                              Signature of Additional Shareholder(s)